UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2020

XERIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38536	20-3352427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 N. LaSalle Street, Suite 1600 Chicago, Illinois 60601
(Address of principal executive offices, including zip code)

(844) 445-5704
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XERS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 8, 2020, the compensation committee of our board of directors adopted the Xeris Pharmaceuticals, Inc. Deferred Compensation Plan (the “Plan”).

The Plan will allow a select group of management and our non-employee directors to defer receiving certain of their cash compensation. Participants in the Plan who are employees may defer all or a portion of their annual base salaries and all or a portion of their annual cash performance-based compensation. Participants who are non-employee directors may defer all or a portion of their annual cash retainers.

Generally, distributions under the Plan will be paid in a lump sum in cash upon the earliest to occur of the following: (i) a change in control; (ii) separation from service; (iii) death; (iv) disability; and (v) a specified date. In addition, the Plan will provide participants the ability to request payment upon an unforeseeable emergency.

The participants’ elective deferrals are 100% vested immediately and will accrue interest at a rate of two percent per annum. The Plan will be administered by our compensation committee.

Amounts credited to participants’ accounts will be subject to the claims of our general creditors until they are paid to the participants. Participants in the Plan are our general unsecured creditors with respect to amounts payable under the Plan.

The description of the Plan set forth in this Current Report on Form 8-K is qualified in its entirety by reference to the copy of the Plan filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

10.1	Xeris Pharmaceuticals, Inc. Deferred Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2020	Xeris Pharmaceuticals, Inc.

	By:	/s/ Barry M. Deutsch
Barry M. Deutsch
Chief Financial Officer